UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Continental Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials CONTINENTAL AIRLINES, INC. [Graphic Appears Here] CONTINENTAL AIRLINES, INC. 1600 SMITH ST. 15TH FL HQSLG HOUSTON, TX 77002 P75589 -P75561 -M12582 Meeting Information Meeting Type: Annual Stockholders Meeting For holders as of: 04/15/09 Date: 06/10/09 Time: 10:00 a.m., CDT Location: The Hyatt Regency 1200 Louisiana Street Houston, TX 77002 Meeting Directions: Call (713) 654-1234 for directions You are receiving this communication because you hold shares in Continental Airlines, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting and Proxy Statement and Annual Report to Stockholders How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/27/09. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: Please check the proxy statement for directions to the meeting and instructions for voting the shares at the meeting. If you are not the record holder of the shares, you must obtain a legal proxy from the record holder to vote the shares at the meeting. P75589 -P75561 -M12583

Voting Items THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTORS NAMED BELOW. • Election of Directors • Nominees: 01) Kirbyjon H. Caldwell 02) Lawrence W. Kellner 03) Douglas H. McCorkindale 04) Henry L. Meyer III 05) Oscar Munoz 06) Jeffery A. Smisek 07) Karen Hastie Williams 08) Ronald B. Woodard 09) Charles A. Yamarone THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS. 2. Amendment of the 2004 Employee Stock Purchase Plan 3. Ratification of Appointment of Independent Registered Public Accounting Firm THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE FOLLOWING PROPOSALS. 4. Stockholder Proposal Related to Discontinuing Stock Option Grants to Senior Executives 5. Stockholder Proposal Related to Reincorporating in North Dakota P75589 -P75561 -m12584 P75589 -P75561 -M12585

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